John Hancock Funds II

Supplement dated June 24, 2016 to the current prospectus

Value Fund (the fund)

Effective immediately, Jeffrey Vancavage has been named Portfolio Manager, Co-Lead, and John Mazanec, while remaining a portfolio manager to the fund, is no longer Portfolio Manager, Co-Lead. Furthermore, effective September 30, 2016, John Mazanec will no longer serve as Portfolio Manager to the fund. Mr. Thomas R. Copper will continue as Portfolio Manager, Co-Lead, along with Mr. Vancavage, and Sergio Marcheli will continue as Portfolio Manager to the fund.

Accordingly, the following supplements the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Jeffrey Vancavage
Portfolio Manager (Co-Lead)

Managed the fund since 2016

John Mazanec

Portfolio Manager

Managed the fund since 2008*

*Effective September 30, 2016, Mr. Mazanec will no longer serve as a portfolio manager to the fund.

The following information modifies and supplements the portfolio manager information for the fund in Subadvisory Arrangements and Management Biographies, under the section titled “Invesco Advisers, Inc. (“Invesco”).”

Fund	Portfolio Managers
Value Fund	Thomas Copper (Co-Lead Manager), CFA John Mazanec* Sergio Marcheli Jeffrey Vancavage (Co-Lead Manager)

·	John Mazanec. Portfolio Manager, who has been with Invesco and/or its affiliates since 2010; formerly, Mr. Mazanec was associated with Van Kampen Asset Management (June 2008 to 2010) and, prior to that, he was a portfolio manager at Wasatch Advisers.

*Effective September 30, 2016, Mr. Mazanec will no longer serve as a portfolio manager to the fund.

·	Jeffrey Vancavage. Portfolio Manager (Co-Lead), who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2016. From 2001 to 2016, he was employed by Eagle Asset Management, where he served as Portfolio Co-Manager from 2013 to 2016, and prior to 2013, served as Senior Equity Research Analyst.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated June 24, 2016 to the current Statement of Additional Information (the “SAI”)

Value Fund (the fund)

Effective immediately, Jeffrey Vancavage has been named Portfolio Manager, Co-Lead, and John Mazanec, while remaining a portfolio manager to the fund, is no longer Portfolio Manager, Co-Lead. Furthermore, effective September 30, 2016, John Mazanec will no longer serve as Portfolio Manager to the fund. Mr. Thomas R. Copper will continue as Portfolio Manager, Co-Lead, along with Mr. Vancavage, and Sergio Marcheli will continue as Portfolio Manager to the fund.

Accordingly, the following information modifies and supplements the information presented in Appendix B of the SAI relating to Invesco Advisers, Inc. regarding the portfolio managers of the fund.

Portfolio Managers and Other Accounts Managed

The following table shows the portfolio managers at Invesco who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios (or portion thereof).

Fund	Portfolio Managers
Value Fund	Thomas Copper, John Mazanec*, Sergio Marcheli, and Jeffrey Vancavage
*Effective September 30, 2016, Mr. Mazanec will no longer serve as a portfolio manager of the fund.

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages.

The following table reflects information as of August 31, 2015:

	Other Registered Investment Vehicles		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Thomas Copper	6	$4,963.1	None	None	None	None
John Mazanec	6	$4,963.1	None	None	None	None
Sergio Marcheli	16	$34,503.1	None	None	878[1]	$81.7
Jeffrey Vancavage[2]	None	None	None	None	None	None

1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

2 Information for the portfolio manager has been provided as of April 30, 2016.

There are no accounts that pay fees based on performance managed by the portfolio managers.

Ownership of fund shares. None of the portfolio managers listed in the above table beneficially owned any shares of the funds that they managed (or portions thereof) as of August 31, 2015. 2

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.